***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

Exhibit 10.14(b)

AMENDMENT NO. 1 TO THE
TRADEMARK LICENSE AGREEMENT

THIS AMENDMENT NO. 1 dated and effective as of May 1, 2002 (this "Amendment") is to the Trademark License Agreement (the "License Agreement") dated April 17, 2000 between The Procter & Gamble Company, an Ohio corporation ("Licensor"), and Magla Products LLC, a New Jersey limited liability company ("Licensee").

RECITALS

WHEREAS, Licensor and Licensee have entered into the License Agreement; and

WHEREAS, Licensor and Licensee each desire to amend certain terms relating to the royalty payments, and the term and termination of the License Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Licensor and Licensee hereby agree as follows:

1.	Definitions. Terms defined in the License Agreement and not otherwise defined herein are used herein as defined in the License Agreement.

2.	Amendments to License Agreement.

2.1.  License.
The second paragraph of Section 1 [License] of the License Agreement is hereby amended by replacing it with the following:

"Product shall be defined as [***] The use of 'Licensed Product' throughout this Agreement shall refer to the Product bearing the Licensed Mark."

The remainder of Section 1 is not amended and remains in full force and effect.

2.2  Term.
The date by which the License Agreement shall terminate is hereby changed to December 31, 2005. Accordingly, the first sentence of Section 3 (Term) of the License Agreement is hereby amended by substituting the date "December 31, 2005for the date "June 30, 2003 in such Section,

The remainder of Section 3 is not amended and remains in full force and effect.

Amendment No. 1 to the
License Agreement
 ***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

2.3  Royalties.
Section 8 A (i) [Royalties] and A (ii) (Yearly Sales Projections] of the License Agreement are hereby amended by replacing them with the following:

A.  (i) Royalties

Licensee agrees to pay to Licensor a royalty equal to [***]of the Licensed Product for Sales up to the Yearly Saes Projections or the period ending June 30, 2003 (as follows), Licensee agrees to pay to Licensor a royalty equal to[***]set forth in Section 8.A (ii) and (iii) below for the period ending June 30, 2003. Beginning [***] of the the Products for sales up to and in excess of the Yearly Sales Projections set forth in Section 8.A (ii) and (iii) below.

(ii) Yearly Sales Projections for[***]
Year 1 ( [***] )   [***]
Year 2 ( [***] )   [***]
Year 3 ( [***] )   [***]
Year 4 ( [***] )   [***]
Year 5 ( [***] )   [***]   [***]

(iii) Yearly Sales Projections for[***]
Year 1 ( [***] )   [***]
Year 2 ( [***] )   [***]
Year 3 ( [***] )   [***]

The remainder of Section 8 (A) is not amended and remains in full force and effect,

2.4 Minimum Royalties
Section 8 (B) (Minimum Royalty) of the License Agreement is hereby amended by replacing it with following:

B. (i) Minimum Royalties [***]

Regardless of the amount of Net Sales, Licensee shall pay Licensor a Minimum Royalty of  [***]as a non-refundable minimum guarantee against Royalties to be paid to Licensor during the term of this Agreement. Said Minimum Royalty to be paid as an Advance against future Royalty payments and in a Cumulative Amount starting on the effective date and continuing until the full  [***] has been paid to Licensor according to the following schedule:

Amendment No. 1 to the
License Agreement

 ***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

SCHEDULE FOR ADVANCE MINIMUM ROYALTY PAYMENTS  [***]

Total of Minimum Royalty Payments Due Date for Advance Minimum Royalty Payment

[***]	Advance, due upon signing
[***]	by June 30, [***]
[***]	by December 31, [***]
[***]	by June 30, [***]
[***]	by December 31, [***]
[***]	by June 30, [***]
[***]	by June 30, [***]
[***]	by December 31, [***]

(ii)Minimum Royalties — [***]

Regardless of th amount of Net Sales, Licensee shall pay Licensor a Minimum Royalty of U.S. as a non-refundable minimum guarantee against Royalties to be paid to Lice sor during the term of this Agreement, Said Minimum Royalty to be paid as an Advance against future Royalty payments and in a Cumu t' e Amount starting on the effective date and continuing until the full  [***]has been paid to Licensor according to the following schedule:

SCHEDULE FOR ADVANCE MINIMUM ROYALTY PAYMENTS [***]

Total of Minimum Royalty Payments Due Date for Advance Minimum Royalty Payment

[***]	by December 31, [***]
[***]	by June 30, [***]
[***]	by June 30, [***]
[***]	by December 31, [***]

2.5 Payment Terms
Section 8 (D) (Payment Terms) of the License Agreement is hereby amended by adding the following at the end of the second paragraph:

Provided that if Licensor has not questioned the accuracy, completeness or sufficiency of the statement within five (5) years from the date the statement is rendered, it shall be deemed to be accurate, complete and sufficient.

Amendment No. 1 to the
License Agreement

2.6 Licensee's Covenants.
Section 5 (ID) (Exclusive Efforts) of the License Agreement is hereby amended by replacing it with the following:

During the term of this Agreement and fora/Wears after the termination of this Agreement, other than Licensor deciding not to renew or extend this Agreement at the end of any then contractual term, Licensee shall not manufacture, distribute, sell, directly or indirectly (whether for its own account or as agent for any other party), within the Area, any products bearing competitive Licensed Mark in the household cleaning category or other trademark in the household cleaning category other than a mark owned by Licensee, to the Licensed Product contemplated by this Agreement.

2.7 Termination
Section 11 (A) (vi) of the License Agreement is hereby amended by adding the following to the end of the section:

Provided that this provision shall not be applicable as long as Jordan Glatt and/or Herbert Glatt own  50.1% or more of the voting interests in Licensee.

2.8 Miscellaneous
Section 15 (1) of the License Agreement is hereby amended by adding the following to the end of section 15(1):

,and which consent shall not be unreasonably withheld.

3.           Effect of Amendments to License Agreement. To the extent the terms and conditions of the License Agreement conflict with the terms and conditions of this Amendment, the terms and conditions of this Amendment shall control and supersede those of the License Agreement.

4.           Remaining Terms and Conditions of License Agreement. Unless amended herein, all other terms and conditions of the License Agreement shall remain in full force and effect.

[ The remainder of this page intentionally left blank ]

Amendment No. 1 to the
License Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date above written.

THE PROCTER & GAMBLE COMPANY

By:	/s/ Jeffery D. Woodman

Jeffery D. Woodman
Vice President
External Business Development

Date:	5/6/02

MAGLA PRODUCTS, LLC

By:	/s/ Jordan Glatt
Name Printed:	Jordan Glatt
Title:	President
Date:	5/1/02